PROMISSORY NOTE
                               (Business Purpose)
                      To Evidence a Renewal of a Loan from
                                UNITED TEXAS BANK


1. DATE AND PARTIES. The date of this Promissory Note (Note) is September 16, 1998. This Note evidences a loan which includes all extensions, renewals, modifications and substitutions (Loan). The parties to this Note and Loan are:

     BORROWER:
          SELMAN SYSTEMS, INC.
            a TEXAS corporation
            5720 LBJ FREEWAY, SUITE 370
            DALLAS, TEXAS 75240
            Tax I.D. # 75-2461618
          FRULLATI CAFE DFW 2E, INC.
            a TEXAS corporation.
            5720 LBJ FREEWAY, SUITE 370
            DALLAS, TX 75240
            Tax I.D. # 75-2662773
          FRULLATI CAFE DFW 3E50, INC.
            a TEXAS corporation
            5720 LBJ FREEWAY, SUITE 370
            DALLAS, TX 75240
            Tax I.D. # 73-266776
          FRULLATI CAFE DFW 3E07, INC.
            a TEXAS corporation
            5720 LBJ FREEWAY, SUITE 370
            DALLAS, TX 75240
            Tax I.D. # 75-2662775

     BANK:
          UNITED TEXAS BANK
            a TEXAS banking corporation
            12222 MERIT DRIVE, SUITE 100
            P.O. Box 515529
            DALLAS, TEXAS 75251-6529
            Tax I.D. # 75-2008275

2. BACKGROUND. Borrower executed a promissory note payable to the order of Bank dated August 7, 1997, (Note) evidencing a loan (Loan) which Note is further described as Note number 31380 in the principal amount of $576,000.00. Borrower has requested that this Note be renewed.

3. PROMISE TO PAY. For value received, Borrower promises to pay to Bank's order at its office at the above address, or such other place as Bank may designate, the sum of $576,000.00 (Principal) plus Interest from September 16,1998, on the unpaid principal balance at the rate of 10% per annum (Contact Rate) until this Note matures or the obligation is accelerated. Alter maturity or acceleration, the unpaid principal balance shall bear interest at the Maximum Lawful Interest (with is hereafter defined) until this Note is paid in full Also, it Borrower falls to pay a scheduled installment payment when due the unpaid installment balance shall bear interest at the Maximum Lawful Interest until paid in full. The Loan and this Note are limited to the maximum lawful amount of interest (Maximum Lawful Interest) permitted under federal and state laws. The Maximum Lawful Interest shall equal the quarterly ceiling rate as computed from time to time by the Texas Consumer Credit Commissioner, the then maximum nonusurious interest rate in Texas applicable to this Loan, or the maximum interest rate punted under federal law, whichever is greatest
     Notwithstanding the rate of interest "expressly" stated above, borrower agrees that it Borrower pays any fees or expenses In connection with this Loan to Bank, either now or in the future, and if such lees or expenses are deemed to be interest under the law, the maximum nonusurious Interest rate for this loan shall equal the Maximum Lawful Interest if the Interest accrued and collected exceeds the Maximum Lawful Interest as of the time of collection, such excess chat be applied to reduce the principal amount outstanding, unless otherwise required by law. If or when no principal amount is outstanding, any excess Interest shall be refunded to Borrower according to the actuarial method. Unless otherwise required by law, all fees and charges, accrued, assessed or collected shall be amortized and prorated over the full term of the Loan for purposes of determining the Maximum Lawful Interest. Interest shall be computed on the basis of a 360-day year and the actual number of days elapsed.

     All unpaid principal and accrued Interest are due and payable upon demand. Until demand In made, principal and accrued Interest are due and payable in 60 equal monthly payments of $12,278.41 on the 16th day of each month, beginning October 16, 1998, or the day following if the payment day is a holiday or is a non-business day for Bank. Unless paid prior to maturity or demand is made, all other unpaid principal, accrued Interest, costs and expenses are due and payable on September 16, 2003. which is the date of maturity. These payment amounts are based upon timely payment of each installment. All amounts shall be paid in legal U.S. currency. Any payment made with a check will constitute payment only when collected.

4. EFFECT OF PREPAYMENT. Borrow may prepay this Lean in full, subject to any prepayment penalty or minimum charge as agreed to below. However, no partial prepayment shall excuse or defer Borrower's subsequent payments or entitle Borrow to a release of any collateral. Interest will cease to accrue on the amounts prepaid on the day actually credited by Bank.

5. RIGHT TO PREPAY. Borrower may prepay this Note in full or in part at any lime without penalty.

6. RETURNED CHECK CHARGE. To the extent not prohibited by law, Borrower agrees to pay Bank $25.00 for each check presented for payment and dishonored because of insufficient funds or no account If unpaid, such charge will be added to the unpaid Principal, but no interest will accrue on such charge during the term of this Note.

7. EVENTS OF DEFAULT. Borrower shall be in default upon the occurrence of any of the following events, circumstances or conditions (Events of Default):

     A. Failure by any party obligated on this Note or any other obligations Borrower has with Bank to make payment when due; or

     B. A default or breach by Borrower or any co-signer, endorser, surety, or guarantor under any of the terms of this Note, any construction loan agreement or other loan agreement, any security agreement mortgage, deed to secure debt, deed of trust, trust deed, or any other document or instrument evidencing, guarantying, securing or otherwise relating to this Note or any other obligations Borrower has with Bank; or

     C. The making or furnishing of any verbal' or written representation, statement or warranty to Bank which is or becomes false or incorrect in any material respect by or on behalf of Borrower, or any one of them, or any co-signer, endorser, surety or guarantor of this Note or any other obligations Borrower has with Bank; or

     D. Failure to obtain or maintain the insurance coverages required by Bank, or insurance as is customary and proper for any collateral (as herein defined); or

     E. The death, dissolution or insolvency of, the appointment of a receiver by or on behalf of, the assignment for the benefit of creditors by or on behalf of, the voluntary or involuntary termination of existence by, or the commencement of any proceeding under any present or future federal or state insolvency, bankruptcy, reorganization, composition or debtor relief law by or against Borrower, or any one of them, or any co-signer, endorser, surety or guarantor of this Note or any other obligations Borrower has with Bank; or

     F. Failure to pay or provide proof of payment of any tax, assessment, rent, insurance premium, escrow or escrow deficiency on or before its due date; or

     G. A material adverse change in Borrowers business, including ownership, management, and financial conditions, which in Bank's opinion, impairs any collateral or repayment of the Obligations; or

     H.   A transfer of a substantial part of Borrowers money or property.

8. REMEDIES ON DEFAULT. On or after the occurrence of an Event of Default, at the option of Bank, all or any part of the Principal and accrued interest on this Note, the Loan and, all other obligations which Borrower owes Bank shall become immediately due and payable without notice or demand. Bank may exercise all rights and remedies not inconsistent with Borrowers rights under applicable law, equity, this Note, any mortgage, deed of trust or similar instrument and any other security, loan, guaranty or surety agreements pertaining to this Note and all other obligations of Borrower to Bank. Bank is entitled to all rights and remedies provided at law or equity whether or not expressly stated in this Note. By choosing any remedy, Bank does not waive its right to an immediate use of any other remedy if the event of default continues or occurs again.

9. SET-OFF. Borrower agrees that Bank may exercise Bank's right of set-off to pay any or all of the outstanding Principal and accrued interest, costs and expenses, attorneys' fees, and advances due and owing on this Note against any obligation Bank may have, now or hereafter, to pay money, securities or other property to Borrower. This includes, without limitation:

     A. any deposit account balance, securities account balance or certificate of deposit balance Borrower has with Bank whether general, special, time, savings or checking;

     B. any money owing to Borrower on an item presented to Bank or in Bank's possession for collection or exchange; and

     C. any repurchase agreement or any other non-deposit obligation or credit in Borrowers favor.

     If any such money, securities or other property is also owned by some other person who has not agreed to pay this Note (such as another depositor on a joint account) Bank's right of set-off will extend to the amount which could be withdrawn or paid directly to Borrower on Borrowers request, endorsement or instruction alone. In addition, where Borrower may obtain payment from Bank only with the endorsement or consent of someone who has not agreed to pay this Note, Bank's right of set-off will extend to Borrowers interest in the obligation. Bank's right of set-off will not apply to an account or other obligation if it clearly appears that Borrowers rights in the obligation are solely as a fiduciary for another, or to an account, which by its nature and applicable law (for example an IRA or other tax-deferred retirement account), must be exempt from the claims of creditors. Borrower hereby appoints Bank as Borrowers attorney-in-fact and authorizes Bank to redeem or obtain payment on any certificate of deposit in which Borrower has an interest in order to exercise Bank's right of set-off. Such authorization applies to any certificate of deposit even if not matured. Borrower further authorizes Bank to withhold any early withdrawal penalty without liability in the event such penalty is applicable as a result of Bank's set-off against a certificate of deposit prior to its maturity.

     Bank's right of set-off may be exercised:

     A.   without prior demand or notice;

     B. without regard to the existence or value of any Collateral securing this Note; and

     C. without regard to the number or creditworthiness of any other persons who have agreed to pay this Note.

     Bank will not be liable for dishonor .of a check or other request for payment where there are insufficient funds in the account (or other obligation) to pay such request because of Bank's exercise of Bank's right of set-off. Borrower agrees to indemnify and hold Bank harmless from any person's claims and the costs and expenses, including without limitation, attorneys' fees, incurred as a result of such claims or arising as the result of Bank's exercise of Bank's right of set-off.

10. COLLECTION EXPENSES. On or after an Event of Default, and to the extent not prohibited by law, Borrower agrees to pay upon demand all court costs; attorneys' fees assessed by a court; lawful fees for filing, recording, or releasing in any public office any security for a loan; the reasonable costs actually expended for repossessing, storing, preparing for sale, or selling any security; or fees for noting a lien on or transferring a certificate of title to any motor vehicle offered as security for the loan, if applicable. Any such payments or advances made or expenses incurred by Bank are secured by the Collateral Borrower has granted Bank.

11. ATTORNEYS' FEES. In the event of default and to the extent not prohibited by law, Borrower agrees to pay reasonable attorneys' fees assessed by a court, including without limitation any court costs. Any such fees and expenses shall be added to the principal amount of this Note and shall accrue interest at the same rate as this Note and shall be secured by the Collateral.

12. YEAR 2000 COMPLIANCE. As of the date of this Note, Borrower has assessed the risk of Year 2000 noncompliance and has formulated, approved, and implemented a comprehensive business plan (Year 2000 Plan) to meet "Year 2000 requirements." "Year 2000 requirements" include analyzing, programming, and testing all of Borrowers information technology systems to accurately process date and time data, including, but not limited to, calculating, comparing, and sequencing functions. `Year 2000 requirements" apply to all systems or processes that directly or indirectly affect

     Borrower's business, such as accounting and processing procedures, as well as basic electronic devices that are necessary to facility management, such as security systems, elevators, and telephones. Borrower's Year 2000 Plan includes an allocation of resources toward meeting Year 2000 requirements, an inventory of all affected systems, processes to assess and prepare for the Interaction of Borrowers systems with external systems, periodic testing and evaluation of progress under Borrower's Year 2000 Plan, and contingency arrangements for Year 2000 failure, either by Borrower or Borrowers partners, affiliates, vendors, or customers.

     Borrower will take all measures necessary to fulfill the requirements of Borrowers Year 2000 Plan and meet all Year 2000 requirements as specified above. Borrower agrees to make Borrowers Year 2000 Plan available to Bank, if requested, and will keep Bank informed of progress made under Borrower's Year 2000 Plan. Borrower will immediately notify Bank of any actual or anticipated delays in meeting dates designated in Borrower's Year 2000 Plan or failure to accomplish any objectives of Borrower's Year 2000 Plan. Borrower will allow Bank, or a third party Bank designate, reasonable access to Borrower's information technology systems for the purpose of determining progress made under Borrower's Year 2000 Plan. Borrower agrees that Bank has no responsibility for managing, advising, or executing any of Borrower's efforts to comply with Year 2000 requirements or Borrower's Year 2000 Plan.

13. NO DUTY BY BANK. Bank is under no duty to preserve or protect any Collateral until Bank is in actual, or constructive, possession of the Collateral. For purposes of this paragraph, Bank shall only be considered to be in "actual" possession of the Collateral when Bank has physical, immediate and exclusive control over the Collateral and has affirmatively accepted such control. Bank shall only be considered to be in "constructive" possession of the Collateral when Bank has both the power and the intent to exercise control over the Collateral.

14. WAIVER AND CONSENT BY BORROWER AND OTHER SIGNERS. Regarding this Note, to the extent not prohibited by law, Borrower and any other signers:

     A. waive notice of dishonor, notice of intent to accelerate and notice of acceleration.

     B. consent to any renewals and extensions for payment on this Note, regardless of the number of such renewals or extensions.

     C. consent to Bank's release of any borrower, endorser, guarantor, surety, accommodation maker or any other co-signer.

     D.   consent to the release, substitution or impairment of any collateral.

     E. consent that Borrower, or any Borrower herein, is authorized to modify the terms of this Note or any instrument securing, guarantying or relating to this Note.

     F. consent to Bank's right of set-off as well as any right of set-off of any bank participating in the Loan.

     G. consent to any and all sales, repurchases and participations of this Note to any person In any amounts and waive notice of such sales, repurchases or participations of this Note.

15. SECURITY. This Note is secured by the following type(s) (or items) of property (Collateral):

                             EQUIPMENT
                             GENERAL INTANGIBLES
                             SECURITIES
                             LIFE INSURANCE POLICIES

     which includes (but is not limited to) the following described property:

               LIFE INSURANCE POLICY NO. 61335088, ISSUED BY THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, ON THE LIFE OF ZIAD S. DALAL, IN THE FACE AMOUNT OF $750,000.00 AND 4,900 S/S SELMAN SYSTEMS, INC., CERTIFICATE NO.5, IN THE NAME OF ZIAD S. DALAL

     The term "Collateral" further includes, but is not limited to, the following property, whether now owned or hereafter acquired, and whether or not held by a bailee for the benefit of the Owner or owners, all: accessions, accessories, additions, fittings, increases, insurance benefits and proceeds, parts, products, profits, renewals, rents, replacements, special tools and substitutions, together with all books and records pertaining to the Collateral and access to the equipment containing such books and records including computer stored information and all software relating thereto, plus all cash and non-cash proceeds and all proceeds of proceeds arising from the type(s) (items) of property listed above.

16. PAYMENTS APPLIED. All payments, including but not limited to regular payments or prepayments, received by Bank shall be applied first to accrued interest and the balance, if any, to Principal except as otherwise required by law.

17.  LOAN  PURPOSE.  Borrower  represents  and warrants that the purpose of this
     Loan  is  TO  RENEW  NOTE  #31880   ORIGINALLY   USED  TO  FINANCE  INTERIM
     CONSTRUCTION OF FOUR NEW FRULLATI LOCATIONS AT DFW AIRPORT.

18. JOINT AND SEVERAL. Borrower, and any one of them, or any other signers shall be jointly and severally liable under this Note.

19. FINANCIAL STATEMENTS. Until this Note is paid in full, Borrower shall furnish Bank upon Bank's request and in the event of no request, at least annually a current financial statement which is certified by Borrower and Borrower's accountant to be true, complete and accurate.

20.  GENERAL PROVISIONS.

     A. TIME IS OF THE ESSENCE. Time is of the essence in Borrower's performance of all duties and obligations imposed by this Note.

     B. NO WAIVER BY BANK. Bank's course of dealing, or Bank's forbearance from, or delay in, the exercise of any of Bank's rights, remedies, privileges or right to insist upon Borrower's strict performance of any provisions contained in this Note, or other loan documents, shall not be construed as a waiver by Bank, unless any such waiver is in writing and is signed by Bank.

     C. AMENDMENT. The provisions contained in this Note may not be amended, except through a written amendment which is signed by Borrower and Bank.

     D. INTEGRATION CLAUSE. This written Note and all documents executed concurrently herewith, represent the entire understanding between the parties as to the Obligations and may not be contradicted by evidence of prior, contemporaneOus, or subsequent oral agreements of the parties.

     E. FURTHER ASSURANCES. Borrower agrees, upon request of Bank and within the time Bank specifies, to provide any information, and to execute, acknowledge, deliver and record or file such further instruments or documents as may be required by Bank to secure this Note or confirm any lien.

     F. GOVERNING LAW. This Note shall be governed by the laws of the State of TEXAS, provided that such laws are not otherwise preempted by federal laws and regulations.

     G. FORUM AND VENUE. In the event of litigation pertaining to this Note, the exclusive forum, venue and place of jurisdiction shall be in the State of TEXAS, unless otherwise designated in writing by Bank or otherwise required by law.

     H. SUCCESSORS. This Note shall inure to the benefit of and bind the heirs, personal representatives, successors and assigns of the parties: provided however, that Borrower may not assign, transfer or delegate any of the rights or obligations under this Note.

     I. NUMBER AND GENDER. Whenever used, the singular shall include the plural, the plural the singular, and the use of any gender shall be applicable to all genders.

     J. DEFINITIONS. The terms used in this Note, if not defined herein, shall have their meanings as defined in the other documents executed contemporaneously, or In conjunction, with this Note.

     K. PARAGRAPH HEADINGS. The headings at the beginning of any paragraph, or any subparagraph, in this Note are for convenience only and shall not be dispositive in interpreting or construing this Note.

     L. IF HELD UNENFORCEABLE. If any provision of this Note shall be held unenforceable or void, then such provision to the extent not otherwise limited by law shall be severable from the remaining provisions and shall in no way affect the enforceability of the remaining provisions nor the validity of this Note.

     M.   CHANGE IN  APPLICATION.  Borrower will notify Bank in writing prior to
          any  change  in  Borrowers  name,   address,   or  other   application
          information.

     N. NOTICE. All notices under this Note must be in writing. Any notice given by Bank to Borrower hereunder will be effective upon personal delivery or 24 hours after mailing by first class United States mail, postage prepaid, addressed to Borrower at the address indicated below Borrower's name on page one of this Note. Any notice given by Borrower to Bank hereunder will be effective upon receipt by Bank at the address indicated below Bank's name on page one of this Note. Such addresses may be changed by written notice to the other party.

     0. HOLDER. The term "Bank" shall include any transferee and assignee of Bank or other holder of this Note.

     P. BORROWER DEFINED. The term "Borrower" includes each and every person signing this Note as a Borrower and any co-signers.

21. ADDITIONAL TERMS. 1. THERE IS NO PRE-PAYMENT PENALTY ON THE INDEBTEDNESS. WHEN THIS INDEBTEDNESS IS PAID IN FULL ALL LIENS RELATING TO THIS INDEBTEDNESS WILL BE RELEASED, PROVIDED THAT THE COLLATERAL SECURING THIS INDEBTEDNESS IS NOT CROSS PLEDGED TO ANY OTHER INDEBTEDNESS AT THIS BANK 2. IF DEFAULT ON THIS INDEBTEDNESS OCCURS, BORROWERS WILL BE PROVIDED WITH WRITTEN NOTICE FROM THE BANK AND WILL HAVE FIFTEEN (15) DAYS TO CURE SUCH DEFAULT PRIOR TO ANY ATTEMPTS BY THE BANK TO FORECLOSE ON ANY COLLATERAL A. UPON MATURITY AND PAYMENT IN FULL OF THIS INDEBTEDNESS BY BORROWERS, BANK SHALL FILE, AT BORROWERS EXPENSE, ALL RELEASES OF LIENS AND ANY OTHER DOCUMENTS REQUIRED TO RELEASE THE COLLATERAL AND ZIAD S. DALAL'S GUARANTY, WITHIN THIRTY (30) DAYS AFTER MATURITY AND PAYMENT IN FULL OF INDEBTEDNESS.

22. RECEIPT OF COPY. By signing below, Borrower acknowledges that Borrower has read and received a copy of this Note.

          THIS WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE
          PARTIES   AND  MAY  NOT  BE   CONTRADICTED   BY   EVIDENCE  OF  PRIOR,
          CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

          THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

          THE PARTIES' SIGNATURES BELOW INDICATE AGREEMENT WITH THE STATEMENTS CONTAINED WITHIN THIS BOX.

BORROWER:

     SELMAN SYSTEMS, INC.
     a TEXAS corporation

                                                               [Corporate Seal*]
     By: /s/ Ziad S. Dalal
         -----------------------------
         ZIAD S. DALAL, PRESIDENT

(*Corporate seal may be affixed, but failure to affix shall not affect validity or reliance.)


     FRULLATI CAFE DFW 2E, INC.
     a TEXAS corporation

                                                               [Corporate Seal*]
     By: /s/ Ziad S. Dalal
         -----------------------------
         ZIAD S. DALAL, PRESIDENT

(*Corporate seal may be affixed, but failure to affix shall not affect validity or reliance.)


     FRULLATI CAFE DFW 3E50, INC.
     a TEXAS corporation


                                                               [Corporate Seal*]
     By: /s/ Ziad S. Dalal
         -----------------------------
         ZIAD S. DALAL, PRESIDENT

(*Corporate seal may be affixed, but failure to affix shall not affect validity or reliance.)


     FRULLATI CAFE DFW 3E07, INC.
     a TEXAS corporation


                                                               [Corporate Seal*]
     By: /s/ Ziad S. Dalal
         -----------------------------
         ZIAD S. DALAL, PRESIDENT

(*Corporate seal may be affixed, but failure to affix shall not affect validity or reliance.)

BANK:

     UNITED TEXAS BANK
     a TEXAS banking corporation

                                                               [Corporate Seal*]
     By: /s/ Thomas S. Mello
         ----------------------------------
         THOMAS S. MELLO, PRESIDENT AND CEO

("Corporate seal may be affixed, but failure to affix shall not affect validity or reliance.)


THIS IS THE LAST PAGE OF A 5 PAGE DOCUMENT. EXHIBITS AND/OR ADDENDA MAY FOLLOW.

                                 LOAN AGREEMENT
                                 FOR A LOAN FROM
                                UNITED TEXAS BANK

1. DATE AND PARTIES. The date of this Loan Agreement (Agreement) is August 6,1996, and the parties are the following:

     BORROWER:
       SELMAN SYSTEMS, INC.
         a TEXAS corporation
         5720 LBJ FREEWAY, SUITE 370
         DALLAS, TEXAS 75240
         Tax I.D. # 75-2461 618
       FRULLATI CAFE DFW 2E, INC.
         a TEXAS corporation
         5720 LBJ FREEWAY, SUITE 370
         DALLAS, TX 75240
       FRULLATI CAFE DFW SESO, INC.
         a TEXAS corporation
         5720 LBJ FREEWAY, SUITE 370
         DALLAS, TX 75240
       FRULLATI CAFE DFW 3E07, INC.
         a TEXAS corporation
         5720 LBJ FREEWAY, SUITE 370
         DALLAS, TX 75240

     BANK:
       UNITED TEXAS BANK
         a TEXAS banking corporation
         12222 MERIT DR., SUITE 100
         P.O. Box 515529
         DALLAS, TEXAS 75251-5529
         Tax I.D. # 75-2008275

2. BACKGROUND. Borrower has applied for a draw loan (Loan) in the principal amount of $576,000.00. The Loan shall be evidenced by a promissory note, No. 31880, (Note) dated August 6,1996, and executed by Borrower payable to the order of Bank and all extensions, renewals, modifications, or substitutions thereof. There may be other documents (Related Documents) that secure, guaranty or otherwise relate to the Loan, any collateral securing the Loan (Collateral), or this Agreement To induce Bank to make the Loan and as part of the consideration for Bank making the Loan, Borrower and Bank agree to the following terms, representations, warranties and covenants, which shall prevail so long as any part of the Loan or any other obligation of Borrower to Bank remains outstanding or Bank is obligated to make any advances on the Loan.

3. ADVANCES ON LOAN. The Loan is to be made in one or more advances to Borrower on or before August 6,1997. At no time shall the outstanding principal balance of the Loan exceed $576,000.00. Borrower authorizes Bank to honor any written request for an advance on the Loan from Borrower or from any one of the following persons: ZIAD S. DALAL Bank may, in its sole discretion and without liability of any kind, honor any oral request made by Borrower for an advance on the Loan. Such request constitutes a warranty by Borrower that the request is in compliance with this Agreement, the Note and all Related Documents. The written request shall be made on documents normally required by Bank and shall be accompanied by all documents normally required by Bank for the particular type of Loan made to Borrower. Bank's records shall be conclusive evidence as to the amount of advances, unpaid principal balances and the accrued interest on the Loan. A check or other charge presented against this account in excess of the balance may be treated by Bank, at its option, as a request for an advance under this Agreement Any payment by Bank of any such check or other charge may, at its option, constitute an advance on the Loan to Borrower. Bank shall have no duty to make any advances except as expressly stated in the Note.

4. COLLECTION EXPENSES. Borrower shall, upon demand, reimburse Bank for all fees and expenses paid or Incurred by Bank for the preparation and recordation of all documentation, the closing, and the enforcement of the Note, this Agreement or the Related Documents, whether or not a suit is filed. These fees and expenses include, but are not limited to, accountants~ fees and other professional fees. All such fees and expenses shall be additional liabilities of Borrower to Bank as advances under the Loan and shall be secured by the Collateral securing the Loan.

5. ATTORNEYS' FEES. In the event of default and to the extent not prohibited by law, Borrower agrees to pay reasonable attorneys fees, including without limitation any court costs and fees incurred in the collection of, or foreclosure of, the Ben and any other security interest securing the Note. Any such fees and expenses shall be added to the principal amount of the Note and shall accrue interest at the same rate as the Note and shall be secured by the Collateral.

6.   AFFIRMATIVE COVENANTS. Borrower agrees:

     A. PERFORMANCE OF LOAN OBLIGATIONS. To make full and timely payment of all principal and interest obligations, and to comply with the terms and covenants contained in this Agreement and in the Related Documents.

     B. PRESERVE EXISTENCE. To preserve Borrower's present existence until such time as Bank consents in writing to any change. Bank's consent to any such change will not be unreasonably withheld provided Bank can protect Bank's security interest and provided further Borrower can provide Bank with sufficient security to assure repayment of the Loan.

     C. MAINTENANCE OF PROPERTY. To maintain, preserve and keep Borrower's properties in good repair, working order and condition, and from time to time to make all needful and proper repairs, renewals, replacements, additions, betterments and improvements thereto so that the efficiency of the properties is fully preserved and maintained at all times.

     D. INSURANCE. To keep and maintain the Collateral insured in full with companies acceptable to Bank, naming Bank and Borrower on the policy In accordance with their respective interests, with the loss payable to Bank. Insurance of the types and in amounts customarily carried by entities In businesses similar to Borrower's shall be maintained for the full insurable value, including without limitation, fire, public liability, property damage, business interruption, rent loss Insurance, and worker's compensation Insurance. Certified copies of all such insurance policies or certificates of insurance shall be delivered upon demand to Bank.

     E. LOSS OR DEPRECIATION OF COLLATERAL To immediately notify Bank of any material casualty, loss or depreciation to the Collateral or to any other property of Borrower which affects Borrower's business.

     F. LIFE INSURANCE. To maintain all life insurance policies assigned to Bank as Collateral.

     G. INSPECTION. To permit Bank, or its agents, to enter upon any of Borrower's premises and any location where the Collateral is located at all reasonable times for the following purposes, without limitation: (1) to inspect, audit, check, review and obtain copies from Borrower's books, records, journals, orders, receipts, and any correspondence and other business related data; (2) to make verifications concerning the Collateral, proceeds of the Collateral and proceeds of proceeds and their use and disposition; and (3) to discuss the affairs, finances and business of Borrower with any person or entity who claims to be a creditor of Borrower.

     H. BOOKS AND RECORDS. To maintain accurate and complete books and records regarding its operations and to permit Bank, or its agents, to examine and copy all or any part of them.

     I. FINANCIAL STATEMENTS. To promptly provide Bank with all financial statements which Bank may request concerning the Borrower and all Guarantors, initially and from time to time, within 30 days of the request(s), or if no request is made, at least every 12 months from the date of this Agreement, including business and personal financial statements; such statements shall be reasonably current, accurate, complete, in a form acceptable to Bank and shall be based on generally accepted accounting principles (GAAP) then in effect

     J. FURNISH DOCUMENTS. To promptly furnish Bank such other documents, instruments, and information as Bank may reasonably request

     K. TAXES AND LIENS. To file all federal, state and other tax and similar returns and to pay all taxes or liens assessed against Borrower or Borrowers properties, whether. due now or hereafter, including but not limited to sales taxes, use taxes, personal property taxes, documentary stamp taxes, recordation taxes, franchise taxes, income taxes, withholding taxes, FICA taxes and unemployment taxes when due, and to promptly furnish Bank with written evidence of such payments.

     L. LICENSES, PERMITS, BONDS AND OTHER RIGHTS. To acquire and maintain in full force and effect all licenses, permits, bonds and other documents or certificates reasonably necessary or required to engage in and to carry on its business or venture as contemplated by Borrower and Bank.

     M. NOTICE TO BANK BY BORROWER. To promptly notify Bank of the occurrence of any Event of Default under the terms of this Agreement and of the occurrence of any default against Borrower by third parties which materially affects Borrower's business.

     N. CERTIFICATION OF NO DEFAULT. To furnish Bank a written certification upon Bank's request, or in event of no request at least quarterly, that there exists no Event of Default under the terms of this Agreement or under the Related Documents, and that there exists no other action, condition or event which with the giving of notice or lapse of time or both would constitute an Event of Default If such a condition does exist, the certificate must accurately and fully disclose the extent and nature of such condition and state what action is being taken to correct it.

     0. ADDITIONAL AFFIRMATIVE COVENANT. ADVANCES ON LOAN WILL BE LIMITED TO 80% OF EQUIPMENT COST BASED. ON INVOICES AND 80% OF IMPROVEMENT COST BASED ON INVOICES.

7. NEGATIVE COVENANTS. Without Bank's prior written consent, which shall not be unreasonably withheld, Borrower agrees:

     A. NO CHANGE IN STRUCTURE. Not to change the structure or ownership of Borrowers entity or business venture, which includes a change in the management, shareholders, directors, or officers of any corporate borrower and to notify Bank in writing of any change in name or management of Borrower.

     B. NOT TO FORM. Not to form, organize or participate In the organization of any other corporation, partnership or other entity, or in the creation of any other business entity or merge, consolidate with or info any other corporation, partnership or other entity.

     C. PAY NO DIVIDENDS. Not to pay or declare any dividends (including but not limited to any cash dividend or stock dividend) or similar distribution.

     D. NO CHANGE IN CAPITAL STRUCTURE OR STOCK Not to release, redeem, retire, purchase or otherwise acquire, directly or Indirectly, any of its capital stock or other equity security or partnership Interest, or make any change in Borrower's capital structure except to the extent required by the terms of any agreements signed prior to this Agreement.

     E. DEALINGS WITH INSIDERS. Not to purchase, acquire or lease any property or services from, or sell, provide or lease any property or service to, or otherwise deal with, any insIders. The term "Insiders" includes but is not limited to any officer, employee, stockholder, director, partner, or any immediate family member thereof, or any business entity who owns a controlling interest in Borrower.

     F. LOANS TO INSIDERS. Not to lend or advance or permit to be outstanding any loans or advances to any of its "Insiders" which term is defined above.

     G. INCUR NO OTHER LIABILITIES. Not to incur, assume or otherwise permit any liability to exist for money borrowed, except from Bank, or incur, assume or otherwise permit any other debts or obligations outside of the ordinary course of business, or loan money to, or guaranty or otherwise become In any way liable for the debt or obligations of any other person or entity.

     H. USE OF LOAN PROCEEDS. Not to permit the loan proceeds to be used to purchase, carry, reduce, or retire any loan incurred to purchase or carry any margin stock.

     I. DISPOSE OF NO ASSETS. Not to sell or dispose of or make any other distribution of any of Borrower's assets, properties or business other than as permitted in the Related Documents.

     J. NO OTHER LIENS OR ENCUMBRANCES. Not to permit or suffer any lien or encumbrance upon any of Borrower's properties, except to Bank, and except for any valid purchase money security Interests, or any other liens specifically agreed to by Bank in writing.

8.   REPRESENTATIONS. Borrower represents, guaranties and warrants to Bank that

     A. AUTHORITY TO DO BUSINESS. Borrower is authorized to do business in this state and in each state where it may be doing business and has full power and authority to execute and deliver the Note and enter into this Agreement and the Related Documents.

     B. CORPORATE STATUS. Borrower is duly incorporated and validly existing and in good standing in the jurisdiction of Borrower's incorporation and where Borrower conducts Borrower's business.

     C. AUTHORITY TO ENTER AGREEMENTS. This Agreement the Note, and the Related Documents will constitute legal, valid, and binding agreements and are enforceable against Borrower and all other parties thereto.

     D. TITLE AND POSSESSION. Borrower has good and marketable title to its assets, and enjoys peaceful and undisturbed possession under all leases under which Borrower now operates.

     E. LABOR LAWS. Borrower is complying with all applicable federal or state labor laws, including but not limited to the Federal Fair Labor Standards Act

     F. TAX LAWS. Borrower has complied with all federal, state and local tax laws, licensing laws and permit laws.

     G. OTHER LAWS. Borrower is not in violation of other federal laws or state laws, including but not limited to, ERISA (Employee Retirement Income Security Act) or RICO (Racketeer Influenced and Corrupt Organizations).

     H. COMPLIANCE. Borrower is in compliance with all laws, orders, judgments, decrees and regulations (Laws) of all federal, foreign, state and local governmental authorities relating to the business operations and the assets of Borrower, the violation of which would have an adverse effect on the value of or Bank's interest in any of the Collateral or would have a materially adverse effect on Borrower's financial condition business or conduct of its business.

     I. ADVERSE AGREEMENTS. Borrower is not a party to, nor is Borrower bound by, any agreement that materially or adversely affects Borrower's business, properties, assets or operations.

     J. OTHER CLAIMS. There are no outstanding claims or rights that would conflict with the execution, delivery or performance by Borrower of the terms of the Note, this Agreement or the Related Documents or that would cause a lien to be placed on the Collateral given for this Loan, including proceeds of the Collateral and proceeds of proceeds, except those, if any, disclosed to and agreed to by Bank in writing prior to the execution of this Agreement

     K. ACCURATE STATEMENTS. All financial statements, books, records, documents, and instruments submitted by Borrower to Bank in connection with the Loan are accurate and complete, and there has been no material adverse change in the financial condition of Borrower as shown by such statements, books, records, documents or instruments.

     L. SOLVENCY. Borrower is solvent, able to pay its debts as they mature, and has sufficient capital to carry on its business and all businesses in which Borrower is or will be engaged. Borrower's total assets, at a present, fair market value, are greater than the amount of Borrower's total obligations. Borrower will not be rendered insolvent by the execution of the Note, this Agreement or Related Documents or by any other transactions.

     M. LITIGATION. There are no proceedings pending or threatened before any court or administrative agency which will or could have a materially adverse affect upon the financial condition or operations of Borrower.

     N. SURVIVAL OF WARRANTIES. All representations, warranties, statements, guaranties and covenants contained in the Note, this Agreement or any Related Documents shall survive the execution of such documents.

9. EVENTS OF DEFAULT. Borrower shall be in default upon the occurrence of any of the following events, circumstances or conditions (Events of Default):

     A.   Failure by any party  obligated  on the Loan to make payment when due;
          or

     B. A default or breach by Borrower or any co-signer, endorser, surety, or guarantor under any of the terms of this Agreement, the Note, any construction loan agreement or other loan agreement, any security agreement mortgage, deed to secure debt, deed of trust, trust deed, or any other document or instrument evidencing, guarantying, securing or otherwise relating to the Loan; or

     C. The making or furnishing of any verbal or written representation, statement or warranty to Bank which is or becomes false or incorrect in any material respect by or on behalf of Borrower, owner, or any one of them, or any co-signer, endorser, surety or guarantor of the Loan; or

     D. Failure to obtain or maintain the insurance coverages required by Bank, or insurance as is customary and proper for the Collateral (as herein defined); or

     E. The death, dissolution or insolvency of, the appointment of a receiver by or on behalf of, the assignment for the benefit of creditors by or on behalf of, the voluntary or involuntary termination of existence by, or the commencement of any proceeding under any present or future federal or state insolvency, bankruptcy, reorganization, composition or debtor relief law by or against Borrower, owner, or any one of them, or any co-signer, endorser, surety or guarantor of the Loan; or

     F. A good faith belief by Bank at any time that Bank is Insecure with respect to Borrower, or any co-signer, endorser, surety or guarantor, that the prospect of any payment is impaired or that the Collateral (as herein defined) is impaired; or

     G. Failure to pay or provide proof of payment of any tax, assessment rent insurance premium, escrow or escrow deficiency on or before its due date; or

     H. A material adverse change in Borrower's business, including ownership, management, and financial conditions, which in Bank's opinion, impairs the Collateral or repayment of the Obligations; or

     I.   A transfer of a substantial part of Borrower's money or property.

10. REMEDIES ON DEFAULT. Upon the occurrence of any Event of Default Bank, at its option, may declare the Loan immediately due and payable as well as Invoke any or all other remedies provided in the Note, any Related Document or by law. Bank is entitled to all rights and remedies provided at law or equity whether or not expressly stated in this Agreement By choosing any remedy, Bank does not waive its right to an immediate use of any other remedy if the event of default continues or occurs again.

11. NOTICE. All notices, requests, and demands under this Agreement shall be given by regular United States mail, postage prepaid, or personal delivery, at the address set forth above or such other address as the parties may designate in writing.

12.  GENERAL PROVISIONS.

     A. TIME IS OF THE ESSENCE. TIme is of the essence In Borrower's performance of all duties and obligations imposed by this Agreement

     B. NO WAIVER BY BANK Bank's course of dealing, or Bank's forbearance from, or delay In, the exercise of any of Bank's rights, remedies, privileges or right to insist upon Borrower's strict performance of any provisions contained In this Agreement, or other loan documents, shall not be construed as a waiver by Bank, unless any such waiver is in writing and is signed by Bank.

     C. AMENDMENT. The provisions contained in this Agreement may not be amended, except through a written amendment which is signed by Borrower and Bank.

     D. INTEGRATION CLAUSE. This written Agreement and all documents executed concurrently herewith, represent the entire understanding between the parties as to the Obligations and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties.

     E. FURTHER ASSURANCES. Borrower agrees, upon request of Bank and within the time Bank specifies, to provide any information, and to execute, acknowledge, deliver and record or file such further instruments or documents as may be required by Bank to secure the Note or confirm any lien.

     F. GOVERNING LAW. This Agreement shall be governed by the laws of the State of TEXAS, provided that such laws are not otherwise preempted by federal laws and regulations.

     G. FORUM AND VENUE. In the event of litigation pertaining to this Agreement, the exclusive forum, venue and place of jurisdiction shall be in the State of TEXAS, unless otherwise designated in writing by Bank or otherwise required by law.

     H. SUCCESSORS. This Agreement shall inure to the benefit of and bind the heirs, personal representatives, successors and assigns of the parties; provided however, that Borrower may not assign, transfer or delegate any of the rights or obligations under this Agreement

     I. NUMBER AND GENDER. Whenever used, the singular shall include the plural, the plural the singular, and the use of any gender shall be applicable to all genders.

     J. DEFINITIONS. The terms used in this Agreement, if not defined herein, shall have their meanings as defined in the other documents executed contemporaneously, or in conjunction, with this Agreement

     K. PARAGRAPH HEADINGS. The headings at the beginning of any paragraph, or any subparagraph, in this Agreement are for convenience only and shall not be dispositive in interpreting or construing this Agreement.

     L. IF HELD UNENFORCEABLE. If any provision of this Agreement shall be held unenforceable or void, then such provision to the extent not otherwise limited by law shall be severable from the remaining provisions and shall in no way affect the enforceability of the remaining provisions nor the validity of this Agreement.

     M.   CHANGE IN  APPLICATION.  Borrower will notify Bank in writing prior to
          any  change  in  Borrower's  name,   address,   or  other  application
          information.

     N. NOTICE. All notices under this Agreement must be in writing. Any notice given by Bank to Borrower hereunder will be effective upon personal delivery or 24 hours after mailing by first class United States mail, postage prepaid, addressed to Borrower at the address indicated below Borrower's name on page one of this Agreement. Any notice given by Borrower to Bank hereunder will be effective upon receipt by Bank at the address indicated below Bank's name on page one of this Agreement. Such addresses may be changed by written notice to the other party.

          THIS WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE
          PARTIES   AND  MAY  NOT  BE   CONTRADICTED   BY   EVIDENCE  OF  PRIOR,
          CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

          THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

          THE PARTIES' SIGNATURES BELOW INDICATE AGREEMENT WITH THE STATEMENTS CONTAINED WITHIN THIS BOX.

BORROWER:

     SELMAN SYSTEMS, INC.
     a TEXAS corporation

                                                               [Corporate Seal*]
     By: /s/ Ziad S. Dalal
         -----------------------------
         ZIAD S. DALAL, PRESIDENT

(*Corporate seal may be affixed, but failure to affix shall not affect validity or reliance.)


     FRULLATI CAFE DFW 2E, INC.
     a TEXAS corporation

                                                               [Corporate Seal*]
     By: /s/ Ziad S. Dalal
         -----------------------------
         ZIAD S. DALAL, PRESIDENT

(*Corporate seal may be affixed, but failure to affix shall not affect validity or reliance.)


     FRULLATI CAFE DFW 3E50, INC.
     a TEXAS corporation

                                                               [Corporate Seal*]
     By: /s/ Ziad S. Dalal
         -----------------------------
         ZIAD S. DALAL, PRESIDENT

(*Corporate seal may be affixed, but failure to affix shall not affect validity or reliance.)

     FRULLATI CAFE DFW 3E07, INC.
     a TEXAS corporation

                                                               [Corporate Seal*]
     By: /s/ Ziad S. Dalal
         -----------------------------
         ZIAD S. DALAL, PRESIDENT

(*Corporate seal may be affixed, but failure to affix shall not affect validity or reliance.)


BANK:

     UNITED TEXAS BANK
     a TEXAS banking corporation

                                                               [Corporate Seal*]
     By: /s/ Casey R. Hozer
         ----------------------------------
         CASEY HOZER, SENIOR VICE PRESIDENT

("Corporate seal may be affixed, but failure to affix shall not affect validity or reliance.)


THIS IS THE LAST PAGE OF A 4 PAGE DOCUMENT. EXHIBITS AND/OR ADDENDA MAY FOLLOW.

                               SECURITY AGREEMENT
                             AS SECURITY FOR A LOAN
                             FROM UNITED TEXAS BANK

1. DATE AND PARTIES. The date of this Security Agreement (Agreement) is August 6, 1998, and the parties (along with the correct mailing addresses) are the following:

     OWNER:
       FRULLATI, COLLIN CREEK, INC.
         a TEXAS corporation
         5720 LBJ FREEWAY, SUITE 370
         DALLAS, TEXAS 75240
         Tax I.D. # 75-2283211
       FRULLATI HULEN, INC.
         a TEXAS corporation
         5720 LBJ FREEWAY, SUITE 370
         DALLAS, TEXAS 75240
         Tax I.D. # 75-2544236
       FRULLATI - MCD, INC.
         a TEXAS corporation
         5720 LBJ FREEWAY, SUITE 370
         DALLAS, TEXAS 75240
         Tax I.D. # 75-2342299
       FRULLATI NHM, INC.
         a TEXAS corporation
         5720 LBJ FREEWAY, SUITE 370
         DALLAS, TEXAS 75240
         Tax I.D. # 75-2441283
       FRULLATI TOWN EAST, INC.
         a TEXAS corporation
         5720 LBJ FREEWAY, SUITE 370
         DALLAS, TEXAS 75240
         Tax I.D. # 75-2420848
       SELMAN SYSTEMS, INC.
         a TEXAS corporation
         5720 LBJ FREEWAY, SUITE 370
         DALLAS, TEXAS 75240
         Tax I.D. # 75-2461 618
       FRULLATI CAFE DFW 2E, INC.
         a TEXAS corporation
         5720 LBJ FREEWAY, SUITE 370
         DALLAS, TX 75240
       FRULLATI CAFE DFW SESO, INC.
         a TEXAS corporation
         5720 LBJ FREEWAY, SUITE 370
         DALLAS, TX 75240
       FRULLATI CAFE DFW 3E07, INC.
         a TEXAS corporation
         5720 LBJ FREEWAY, SUITE 370
         DALLAS, TX 75240

        (REFER TO THE ADDENDUM WHICH IS ATTACHED AND INCORPORATED HEREIN
            FOR ADDITIONAL PARTIES AND THEIR RESPECTiVE SIGNATURES).

     BANK:
       UNITED TEXAS BANK
         a TEXAS banking corporation
         12222 MERIT DR., SUITE 100
         P.O. Box 515529
         DALLAS, TEXAS 75251-5529
         Tax I.D. # 75-2008275

2. OBLIGATIONS DEFINED. The term "Obligations" is defined as and includes the following:

     A. A promissory note, No. 31880, (Note) dated August 6,1996, and executed by SELMAN SYSTEMS, INC., FRULLATI CAFE DFW 2E, INC., FRULLATI CAFE DFW 3E50, INC. and FRULLATI CAFE DFW 3E07, INC. (Borrower) payable to the order of Bank, which evidences a loan (Loan) to Borrower in the amount of $576,000.00, plus interest and all extensions, renewals, modifications or substitutions thereof.

     B. All future advances by Bank to Borrower, to Owner, to any one of them or to any one of them and others (and all other obligations referred to in the subparagraph(s) below, whether or not this Agreement is specifically referred to in the evidence of indebtedness with regard to such future and additional indebtedness).

     C. All additional sums advanced, and expenses incurred, by Bank for the purpose of insuring, preserving or otherwise protecting the Collateral (as herein defined) and its value, and any other sums advanced, and expenses incurred by Bank pursuant to this Agreement plus interest at the same rate provided for in the Note computed on a simple interest method.

     D. All other obligations, now existing or hereafter arising, by Borrower owing to Bank to the extent the taking of the Collateral (as herein defined) as security therefor is not prohibited by law, including but not limited to liabilities for overdrafts, all advances made by Bank on Borrower's, and/or Owner's, behalf as authorized by this Agreement and liabilities as guarantor, endorser or surety, of Borrower to Bank, due or to become due, direct or indirect, absolute or contingent, primary or secondary, liquidated or unliquidated, or joint, several, or joint and several.

     E. Borrower's performance of the terms in the Note or Loan, Owner's performance of any terms in this Agreement, and Borrowers and Owner's performance of any terms in any deed of trust, any trust deed, any trust indenture, any mortgage, any deed to secure debt, any other security agreement, any assignment, any construction loan agreement, any loan agreement, any assignment of beneficial interest any guaranty agreement or any other agreement which secures, guaranties or otherwise relates to the Note or Loan.

     However, this security interest will not secure another debt if Bank fails to make any disclosure of the existence of this security interest required by law for such other debt

 3. COLLATERAL To secure the Obligations and to induce Bank to make the Loan to Borrower and for other valuable consideration, the receipt and sufficiency of which is acknowledged by Owner, Owner hereby grants, conveys and transfers to Bank a continuing security interest to secure the Obligations in the following type(s) (or items) of property (Collateral), together with any property of a like type or nature, all whether now owned or hereafter acquired:

                               EQUIPMENT
                               GENERAL INTANGIBLES

     The term "Collateral" further includes, but is not limited to, the following property, whether now owned or hereafter acquired, and whether or not held by a bailee for the benefit of the Owner or owners, all: accessions, accessories, additions, fittings, increases, insurance benefits and proceeds, parts, products, profits, renewals, rents, replacements, special tools and substitutions, together with all books and records pertaining to the Collateral and access to the equipment containing such books and records including computer stored information and all software relating thereto, plus all cash and non-cash proceeds and all proceeds of proceeds arising from the type(s) (items) of property listed above.

     Pertaining to the general intangibles portion of the Collateral, the term "Collateral" shall include, but not be limited to, instruments and chattel paper, all goodwill, tax refunds, trademarks, trade names, patents, copyrights, and all proceeds thereof and proceeds of proceeds thereof.

     Pertaining to the equipment portion of the Collateral, the term "Collateral" shall include, but not be limited to, wherever located, all furniture, accessions, non-titled vehicles that are not held for resale, trailers, tools, machinery, equipment, supplies, all proceeds thereof and proceeds of proceeds thereof

4. LOCATION OF THE COLLATERAL. The location of the Collateral is given for the purpose of aiding in the identity of the Owner and, only to the extent necessary, aiding in the identification of the Collateral. It does not In any way limit the scope of the security interest granted to Bank. Owner shall notify Bank in writing prior to any change in location of any of the Collateral. Except as otherwise provided in this Agreement, the Collateral will be located at: 811 N. CENTRAL EXPRESSWAY, PLANO, TEXAS 75075; 1508 W. MOCKINGBIRD, DALLAS, TEXAS 75235; 4800 5. HULEN STREET, SPACE 2114, FT. WORTH, TEXAS 76132; 3864 IRVING MALL, SPACE #183, IRVING, TEXAS 75062; 7777 FOREST LANE, BLDG. A #068, DALLAS, TEXAS 75230; 7624 GRAPEVINE HWY., NORTH RICHLAND HILLS, TEXAS 76180; 3042 TOWN EAST MALL, MESQUITE, TEXAS 75150; 5323 HARRY HINES #C1-212, DALLAS, TEXAS 75235; 2401 S. STEMMONS, LEWISVILLE, TEXAS 75067; AND 3200 EAST AIRFIELD DRIVE, DFW AIRPORT, TEXAS 75261. Except as otherwise provided herein, the Collateral shall not be removed without the prior written consent of Bank, except as required in the ordinary course of business.

     Owner has more than one place of business and Owner's chief executive office is located at 5720 LBJ FREEWAY, SUITE 370, DALLAS, TEXAS 75240.

5. USE OF THE COLLATERAL Owner represents and warrants that the Collateral will be used solely (or primarily) for business purposes.

6. OTHER CLAIMS. Except for the security Interest granted in this Agreement Owner represents, warrants and covenants that Owner is the exclusive owner of the Collateral which now is and will continue to be free from any liens, encumbrances, security interests, restrictions, set-offs, adverse claims and assessments, except as disclosed in writing to Bank, prior to any advance on the Loan; and

     A.   Owner has the right and authority to make this Agreement.

     B. Owner will defend the Collateral against all claims of all persons claiming any interest in it.

     C. the execution and delivery of this Agreement will not violate any agreement governing Owner or to which Owner is a party.

     D. this Agreement relating to the Collateral is enforceable In accordance with its terms, is genuine and complies with laws concerning form, content and manner of preparation and execution, and all persons obligated on this Agreement have authority and capacity to contract and are bound as they appear to be.

7. TRANSFER OF COLLATERAL. Owner will not sell, offer to sell, lease, or otherwise transfer or encumber the Collateral or any interest in the Collateral without the prior written consent of Bank which Owner agrees may be reasonably withheld without regard to the creditworthiness of any buyer or transferee. Owner agrees further that Owner will not sell, offer to sell, lease, or otherwise encumber the Collateral or any interest in the Collateral, to insiders, principals, competitors, and dealers in the same line of goods or business, without prior written consent of the Bank. Owner will not permit the Collateral to be the subject of any court order affecting Owner's rights to the Collateral in any action by any person other than Bank.

8. TAXES. Owner will pay when due all taxes and assessments which may be levied or assessed against Owner or against the Collateral, including but not limited to sales taxes, use taxes, personal property taxes, documentary stamp taxes, franchise taxes, income taxes, withholding taxes, FICA taxes and unemployment taxes. Owner covenants that Owner will provide timely proof of payment of such taxes and assessments, at least quarterly and also upon Bank's request.

9. INSURANCE. Owner will keep the insurable portion of the Collateral at all times insured against risk of loss or damage by fire (including so-called extended coverage), theft, flood and all other casualties, all in such amounts, under such forms of policies, upon such terms, for such periods, and written by such companies as Bank may approve. Owner shall range for Bank to be named and endorsed as lender loss payee on any such policy. Losses in all cases shall be payable to Bank, as Lender, and Owner as their interests may appear on this policy. Bank may collect the proceeds (or rebates  of  unearned  premiums)  on  any  insurance  policy  insuring  the
     Collateral. Bank will apply such proceeds toward what is owed on the Obligations. In the event of any loss, Bank may require additional security or assurance of payment of the secured obligation as a condition of permitting any insurance benefits to be used for repair or replacement of the Collateral. Owner shall maintain the insurance required hereunder until the Obligations are paid in full. All such policies of insurance shall provide for at least 30 days prior written notice of amendment or cancellation to Bank and shall contain a standard breach of warranty endorsement in favor of Bank. Owner shall furnish Bank with certificates of such insurance or other evidence satisfactory to Bank as to compliance with the provisions of this section. Owner hereby authorizes Bank to act, at Bank's option, as attorney-in-fact for Owner in acquiring, making, adjusting, or seWing claims under or cancelling such insurance and endorsing Owner's name on any drafts, checks or other instruments drawn by insurers of the Collateral.

10. CONDITION OF THE COLLATERAL Owner represents, warrants and covenants that the Collateral is in good condition. Owner agrees that Owner will immediately notify Bank of any loss or damage. Owner will not cause or permit waste or destruction of the Collateral. Owner hereby authorizes Bank to examine the Collateral wherever located at any time during ordinary business hours, upon reasonable notice or at any other reasonable time.

     Pertaining to the tangible property portions of the Collateral, Owner, at Owner's expense, will keep it in good condition and replace and repair, in a timely manner, all parts of the Collateral as may be worn out or damaged without allowing any lien to be created upon the Collateral.

11. BANK'S DUlY TO ACT. Bank's duty, with reference to the Collateral and any books and records pertaining to the Collateral, shall be solely to use reasonable care in the custody and preservation of the Collateral and such books and records in Bank's possession, which shall not include any steps necessary to preserve rights against prior parties nor the duty to send notices, perform services or take any action in connection with the management of the Collateral nor the duty to protect, preserve or maintain any security interest given to others by Owner or other parties. Bank shall be under no duty to exercise or to withhold the exercise of any of the rights, remedies, powers, privileges and options expressly or impliedly granted to Bank in this Agreement, and Bank shall not be responsible or liable for any failure to exercise such rights, nor for its delay in so doing.

12. POSSESSION. Until default, Owner may have possession of any Collateral not delivered or to be delivered to Bank and use it in any lawful manner riot inconsistent with this Agreement or any policy of insurance. Upon default Bank shall have immediate right to possession of such Collateral.

13. VIOLATIONS OF LAW. Owner shall not use the Collateral in violation of any municipal, state or federal law or regulation nor in violation of any order of any governmental regulatory agency.

14. CORPORATE WARRANTIES AND REPRESENTATIONS. If Owner is a corporation, Owner makes to Bank the following warranties and representations which shall be continuing so long as the Obligations remain outstanding:

     A. Owner is a corporation which is duly organized and validly existing in Owner's state of incorporation as represented in the DATE AND PARTIES paragraph above; Owner is in good standing under the laws of all states in which Owner transacts business; Owner has the corporate power and authority to own the Collateral and to carry on its business as now being conducted; Owner is qualified to do business in every jurisdiction In which the nature of its business or its property makes such qualification necessary; and Owner is in compliance with all laws, regulations, ordinances and orders of public authorities applicable to it.

     B. The execution, delivery and performance of this Agreement by Owner and the borrowing evidenced by the Note: (1) are within the corporate powers of Owner (2) have been duly authorized by all requisite corporate action; (3) have received all necessary governmental approval; (4) will not violate any provision of law, any order of any court or other agency of government or Owner's Articles of Incorporation or Bylaws; and (5) will not violate any provision of any indenture, agreement or other instrument to which Owner is a party or to which Owner is or any of Owner's property is subject, including but not limited to any provision prohibiting the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of Owner's property or assets. The Note and this Agreement when executed and delivered by Owner will constitute the legal, valid and binding obligations of Owner, and of the other obligors named therein, if any, in accordance with their respective terms.

     C. All other information, reports, papers and data given to Bank with respect to Owner or to others obligated under the terms of this Agreement are accurate and correct in all material respects and complete insofar as completeness may be necessary to give Bank a true and accurate knowledge of the subject matter.

     D. Owner has not changed its name within the last six years, unless otherwise disclosed in writing; other than the trade names or fictitious names actually disclosed to Bank prior to execution of this Agreement, Owner uses no other names; and until the Obligations shall have been paid in full, Owner hereby covenants and agrees to preserve and keep in full force and effect its existing name, corporate existence, rights, franchises and trade names, and to continue the operation of its business in the ordinary course.

15. CHANGE OF NAME OR ADDRESS. Owner shall notify Bank in writing prior to any change in Owner's name or, if an organization, any change in identity or structure. Owner also will notify Bank in writing prior to any change in Owner's address.

16. EVENTS OF DEFAULT. Owner shall be in default upon the occurrence of any of the following events, circumstances or conditions (Events of Default):

     A. Failure by any party obligated on the Obligations to make payment when due; or

     B. A default or breach by Borrower, Owner or any co-signer, endorser, surety, or guarantor under any of the terms of this Agreement, the
          Note, any construction loan agreement or other loan agreement, any security agreement, mortgage, deed to secure debt, deed of trust, trust deed, or any other document or instrument evidencing, guarantying, securing or otherwise relating to the Obligations; or

     C. The making or furnishing of any verbal or written representation, statement or warranty to Bank which is or becomes false or Incorrect in any material respect by or on behalf of Owner, Borrower, or any one of them, or any co-signer, endorser, surety or guarantor of the Obligations; or

     D. Failure to obtain or maintain the insurance coverages required by Bank, or insurance as is customary and proper for the Collateral (as herein defined); or

     E. The death, dissolution or insolvency of, the appointment of a receiver by or on behalf of, the assignment for the benefit of creditors by or on behalf of, the voluntary or involuntary termination of existence by, or the commencement of any proceeding under any present or future federal or state Insolvency, bankruptcy, reorganization, composition or debtor relief law by or against Owner, Borrower, or any one of them, or any co-signer, endorser, surety or guarantor of the Obligations; or

     F. A good faith belief by Bank at any time that Bank is insecure with respect to Borrower, or any co-signer, endorser, surety or guarantor, that the prospect of any payment is impaired or that the Collateral (as herein defined) is impaired; or

     G. Failure to pay or provide proof of payment of any tax, assessment rent, insurance premium, escrow or escrow deficiency on or before its due date; or

     H. A material adverse change in Owner's business, including ownership, management, and financial conditions, which in Bank's opinion, impairs the Collateral or repayment of the Obligations; or

     I.   A transfer of a substantial part of Owner's money or property.

17. REMEDIES ON DEFAULT. At the option of Bank, all or any part of the principal and accrued Interest on the Note and the Obligations shall become immediately due and payable without notice or demand, upon the occurrence of an Event of Default or at any time thereafter. In addition, upon the occurrence of any Event of Default, Bank shall be entitled to all of the remedies provided by law, the Note and any related loan documents. Bank is entitled to all rights and remedies provided at law or equity whether or not expressly stated in this' Agreement By choosing any remedy, Bank does not waive its right to an immediate use of any other remedy if the event of default continues or occurs again. Bank shall have all the remedies of a secured party under:

     A.   Article 9 of the TEXAS Uniform Commercial Code;

     B.   all other TEXAS laws;

     C.   this Agreement;

     D.   any instrument evidencing the Obligations;

     E. any other applicable security, loan, guaranty or surety agreements pertaining to the Obligations; and

     F.   the common law, including Bank's right of set-off.

     Bank may require Owner to assemble all or any portion of the Collateral and make it available to Bank at a place to be designated by Bank which is reasonably convenient to both parties. Bank shall have the right to enter and/or remain upon the premises of Owner, or any other place where any of the Collateral is located and kept, but in doing so Bank may not breach the peace or unlawfully enter onto Owner's premises, without any obligation to pay rent to Owner or others, and

     A. remove Collateral therefrom to the premises chosen by Bank or any agent of Bank for such time as Bank may desire in order to maintain, sell the Collateral and/or liquidate the Collateral; or

     B. use such premises together with materials, supplies, books, and records of Owner to maintain possession and/or the condition of the Collateral and to prepare the Collateral for selling, liquidating, or collecting and to conduct the selling, liquidating or collecting.

     Except where the law permits the sale or disposition of Collateral without notice, any notice of sale, disposition or other intended action by Bank, sent at least ten days prior to such action to the last known address of Owner as shown on Bank's records, shall constitute reasonable notice. The following reasonable expenses relating to default and collection shall be secured by this Agreement and added to the Obligations:

     A. expenses for taking, holding, preparing for sale, or selling the Collateral, or similar expenses;

     B. advances made for the above purposes and advances relating to the Collateral made on Owner's behalf as permitted herein; and

     C. reasonable attorneys' fees, including without limitation any court costs and fees incurred In the collection of, or foreclosure of, the lien.

18. RESTRICTIONS ON SALE OR DISPOSITION. Owner acknowledges that a state or federal law or regulation may restrict Bank's sale or disposition of certain portions of the Collateral. As a result, such restriction may cause the Collateral to have less value than it otherwise would have had. In all cases, however, any such sale or disposition will be held in accordance with applicable TEXAS and federal laws and regulations.

19. PROTECTION OF COLLATERAL Bank is hereby appointed as the attorney-in-fact for Owner to do anything, at Bank's option, Bank deems o reasonably necessary to perfect its security interest in the Collateral and to protect the Collateral and to continue Bank's security interest in the Collateral, including, but not limited to, the following:

     A.   pay  and  discharge  taxes,   liens,   security   interests  or  other
          encumbrances at any time levied or placed on the Collateral;

     B. pay any rents or other charges under any lease affecting the Collateral;

     C.   place and pay for insurance on the Collateral;

     D. order and pay for the repair, maintenance and preservation of the Collateral; or

     E. to sign, when permitted by law, and file any financing statements on behalf of Owner and to pay for filing and recording fees at Owner's expense, pertaining to the Collateral.

     Bank is under no duty to preserve or protect any Collateral until Bank is in actual, or constructive, possession of the Collateral. For purposes of this paragraph, Bank shall only be deemed to be in "actual" possession of the Collateral when Bank has physical, immediate and exclusive control over the Collateral and has affirmatively accepted such control. Further, Bank shall only be deemed to be in "constructive" possession of the Collateral when Bank has both the power and the intent to exercise control over the Collateral. Owner shall reimburse Bank on demand, but no later than 10 days after notice from Bank, for any payment made or expense incurred by Bank pursuant to this Agreement The amounts for such payments and expenses shall be added to the Obligations and shall earn interest at the same rate as the principal balance owed on the Note from the date payment is made (or the expense is incurred) until paid.

20. FINANCIAL STATEMENTS. Until the Obligations are paid in full, Owner shall furnish Bank upon Bank's request and in the event of no request, at least annually, a current financial statement of Owner, which Is certified by Owner and Owner's accountant to be true and accurate.

21. DURATION OF SECURITY INTEREST. This Agreement shall continue in full force and effect and the security interest granted herein and all representations, warranties, covenants and agreements of Owner and all of the terms, conditions and provisions relating thereto shall continue to be fully operative until Owner and/or Borrower shall have paid or caused to be paid, or otherwise discharged, all of Borrower's obligations pursuant to the terms of the Note and the Note no longer secures any indebtedness Borrower may have to Bank.

22. RELEASES BY BANK Owner agrees that Bank may, without notice and without releasing any of the obligations of any of the remaining parties:

     A.   release any security interest for the Obligations; or

     B.   release any of the Collateral; or

     C.   release any pasty to the Obligations, any guaranty or this Agreement

23. GENERAL WAIVER BY OWNER. Owner hereby waives and releases Bank from all claims for loss or damage caused by any act or omission of Bank, its officers, directors, employees or agents, except for willful misconduct

24.  TERM. This Agreement shall remain in effect until terminated in writing.

25.  GENERAL PROVISIONS.

     A. TIME IS OF THE ESSENCE. Time is of the essence in Owner's performance of all duties and obligations Imposed by this Agreement.

     B. NO WAIVER BY BANK Bank's course of dealing, or Bank's forbearance from, or delay in, the exercise of any of Bank's rights, remedies, privileges or right to insist upon Owner's strict performance of any provisions contained in this Agreement, or other loan documents, shall not be construed as a waiver by Bank, unless any such waiver is in writing and is signed by Bank.

     C. AMENDMENT. The provisions contained in this Agreement may not be amended, except through a written amendment which is signed by Owner and Bank.

     D. INTEGRATION CLAUSE. This written Agreement and all documents executed concurrently herewith, represent the entire understanding between the parties as to the Obligations and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties.

     E. FURTHER ASSURANCES. Owner agrees, upon request of Bank and within the time Bank specifies, to provide any information, and to execute, acknowledge, deliver and record or file such further instruments or documents as may be required by Bank to secure the Note or confirm any lien.

     F. GOVERNING LAW. This Agreement shall be governed by the laws of the State of TEXAS, provided that such laws are not otherwise preempted by federal laws and regulations.

     G. FORUM AND VENUE. In the event of litigation pertaining to this Agreement, the exclusive forum, venue and place of jurisdiction shall be in the State of TEXAS, unless otherwise designated in writing by Bank or otherwise required by law.

     H. SUCCESSORS. This Agreement shall inure to the benefit of and bind the heirs, personal representatives, successors and assigns of the parties; provided however, that Owner may not assign, transfer or delegate any of the rights or obligations under this Agreement

     I. NUMBER AND GENDER. Whenever used, the singular shall include the plural, the plural the singular and, the use of any gender shall be applicable to all genders.

     J. DEFINITIONS. The terms used in this Agreement, if not defined herein, shall have their meanings as defined in the other documents executed contemporaneously, or in conjunction, with this Agreement

     K. PARAGRAPH HEADINGS. The headings at the beginning of any paragraph, or any subparagraph, in this Agreement are for convenience only and shall not be dispositive in interpreting or construing this Agreement

     L. IF HELD UNENFORCEABLE. If any provision of this Agreement shall be held unenforceable or void, then such provision to the extent not otherwise limited by law shall be severable from the remaining provisions and shall in no way affect the enforceability of the remaining provisions nor the validity of this Agreement.

     M. AUTHORITY TO MAKE AND USE COPIES. Owner authorizes Bank to make copies, photocopies, reproductions and other facsimiles (Copies) of this Agreement and any Financing Statement related to the Collateral for the purpose of filings or any other purpose, as if such Copies were the original.

     N. FILING AS FINANCING STATEMENT. Owner agrees and acknowledges that this Agreement also suffices as a financing statement and as such, may be filed of record as a financing statement for purposes of Article 9 of the TEXAS Uniform Commercial Code. A carbon, photographic or other reproduction of this Agreement is sufficient as a financing statement

26. SIGNATURES. By Owner's signature below, Owner agrees and acknowledges that Owner is signing in all represented capacities (whether Owner, Borrower or both) as they appear in the paragraph titled "DATE AND PARTIES" of this Agreement.

27. RECEIPT OF COPY. By signing this Agreement, Owner acknowledges that Owner has read this Agreement and a copy of this Agreement was delivered to and received by Owner.

          THIS WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE
          PARTIES   AND  MAY  NOT  BE   CONTRADICTED   BY   EVIDENCE  OF  PRIOR,
          CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

          THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

          THE PARTIES' SIGNATURES BELOW INDICATE AGREEMENT WITH THE STATEMENTS CONTAINED WITHIN THIS BOX.

     OWNER:

     FRULLATI, COLLIN CREEK, INC.
       a TEXAS corporation

                                                               [Corporate Seal*]
       By: /s/ Ziad S. Dalal
           ------------------------------
           ZIAD S. DALAL, PRESIDENT

("Corporate seal may be affixed, but failure to affix shall not affect validity or reliance.)


     FRULLATI HULEN, INC.
       a TEXAS corporation

                                                               [Corporate Seal*]
       By: /s/ Ziad S. Dalal
           --------------------------------
           ZIAD S. DALAL, PRESIDENT

("Corporate seal may be affixed, but failure to affix shall not affect validity or reliance.)


     FRULLATI - MCD, INC.
       a TEXAS corporation

                                                               [Corporate Seal*]
       By: /s/ Ziad S. Dalal
           --------------------------------
           ZIAD S. DALAL, PRESIDENT

("Corporate seal may be affixed, but failure to affix shall not affect validity or reliance.)


     FRULLATI NHM, INC.
       a TEXAS corporation

                                                               [Corporate Seal*]
       By: /s/ Ziad S. Dalal
           --------------------------------
           ZIAD S. DALAL, PRESIDENT

("Corporate seal may be affixed, but failure to affix shall not affect validity or reliance.)

     FRULLATI TOWN EAST, INC.
       a TEXAS corporation

                                                               [Corporate Seal*]
       By: /s/ Ziad S. Dalal
           --------------------------------
           ZIAD S. DALAL, PRESIDENT

("Corporate seal may be affixed, but failure to affix shall not affect validity or reliance.)


     SELMAN SYSTEMS, INC.
       a TEXAS corporation

                                                               [Corporate Seal*]
       By: /s/ Ziad S. Dalal
           --------------------------------
           ZIAD S. DALAL, PRESIDENT

("Corporate seal may be affixed, but failure to affix shall not affect validity or reliance.)


     FRULLATI CAFE DFW 2E,, INC.
       a TEXAS corporation

                                                               [Corporate Seal*]
       By: /s/ Ziad S. Dalal
           --------------------------------
           ZIAD S. DALAL, PRESIDENT

("Corporate seal may be affixed, but failure to affix shall not affect validity or reliance.)


     FRULLATI CAFE DFW 3E50, INC.
       a TEXAS corporation

                                                               [Corporate Seal*]
       By: /s/ Ziad S. Dalal
           --------------------------------
           ZIAD S. DALAL, PRESIDENT

("Corporate seal may be affixed, but failure to affix shall not affect validity or reliance.)


     FRULLATI CAFE DFW 3E07, INC.
       a TEXAS corporation


                                                               [Corporate Seal*]
       By: /s/ Ziad S. Dalal
           --------------------------------
           ZIAD S. DALAL, PRESIDENT

("Corporate seal may be affixed, but failure to affix shall not affect validity or reliance.)

      (REFER TO THE ADDENDUM WHICH IS ATTACHED AND INCORPORATED HEREIN FOR
              ADDITIONAL PARTIES AND THEIR RESPECTIVE SIGNATURES).

 BANK:

     UNITED TEXAS BANK
       a TEXAS banking corporation


                                                               [Corporate Seal*]
       By: /s/ Casey R. Hozer
           ----------------------------------
           CASEY HOZER, SENIOR VICE PRESIDENT

("Corporate seal may be affixed, but failure to affix shall not affect validity or reliance.)


 THIS IS THE LAST PAGE OF A 6 PAGE DOCUMENT. EXHIBITS AND/OR ADDENDA MAY FOLLOW.

                                    ADDENDUM

This ADDENDUM is attached to and made a part of a certain Security Agreement (Agreement) dated August 6, 1996, and this ADDENDUM contains the names, addresses, signatures and notaries, it applicable, of the additional parties to such Agreement:

OWNER:

FRULLATI VISTA RIDGE, INC.
a TEXAS corporation
5720 LBJ FREEWAY, SUITE 370
DALLAS, TEXAS 75240
Tax I.D. #75-2467800

FRULLATI UT, INC.
a TEXAS corporation
5720 LBJ FREEWAY, SUITE 370
DALLAS, TEXAS 75240
Tax I.D. #75-2507864

FRULLATI SYSTEMS, INC.
a TEXAS corporation
5720 LBJ FREEWAY, SUITE 370
DALLAS, TEXAS 75240
Tax I.D. #75-2605356

FRULLATI VISTA RIDGE, INC.
a TEXAS corporation

   By: /s/ Ziad S. Dalal
       ------------------------------
        ZIAD S. DALAL, PRESIDENT

FRULLATI UT, INC.
a TEXAS corporation

   By: /s/ Ziad S. Dalal
       ------------------------------
        ZIAD S. DALAL, PRESIDENT

FRULLATI SYSTEMS, INC.
a TEXAS corporation

   By: /s/ Ziad S. Dalal
       ------------------------------
        ZIAD S. DALAL, PRESIDENT

                     GUARANTY AGREEMENT FOR A SPECIFIC LOAN
                           AS SECURITY FOR A LOAN FROM
                                UNITED TEXAS BANK


1. DATE AND PARTIES. The date of this Guaranty Agreement (Agreement) is August 6, 1996, and the parties are the following:

     GUARANTOR:

       ZIAD S. DALAL
       5156 MEADOW CREST DRIVE
       DALLAS, TX 75229
       Social Security # ###-##-####

     BANK:
       UNITED TEXAS BANK
         a TEXAS banking corporation
         12222 MERIT DR., SUITE 100
         P.O. Box 515529
         DALLAS, TEXAS 75251-5529
         Tax I.D. # 75-2008275

2. AGREEMENT TO GUARANTY. Guarantor requests that Bank make the Loan (as herein defined) to SELMAN SYSTEMS, INC., FRULLATI CAFE DFW 2E, INC., FRULLATI CAFE DFW 3E50, INC. and FRULLATI CAFE DFW 3E07, INC. (Borrower). In consideration of Bank making any such loan(s), Guarantor jointly and severally, absolutely and unconditionally promises to pay and guaranties prompt payment of the Obligations (as hereafter defined) to Bank, when due, up to $576,000.00 of the principal amount. The term "Obligations" shall mean the indebtedness of Borrower to Bank as evidenced by Borrower's promissory note, No. 31880, (Note) dated August 6, 1996, and executed by Borrower payable to the order of Bank, which evidences a loan (Loan) to Borrower in the sum of $576,000.00, and all extensions, renewals, modifications, or substitutions thereof. Guarantor further absolutely and unconditionally promises to pay and guaranties prompt payment, when due, of all accrued interest and all reasonable attorneys' fees, and all other expenses incurred by Bank in collecting the Obligations and in enforcing this Agreement and all other agreements with respect to the Borrower.

3. EXTENSIONS. Guarantor consents to all renewals, extensions, modifications and substitutions of the Obligations which may be made by Bank upon such terms and conditions as Bank may see fit from time to time without further notice to Guarantor and without limitation as to the number of renewals, extensions, modifications or substitutions.

4. PRIMARY LIABILITY. Guarantor is primarily liable under this Agreement, regardless of whether or not Bank pursues any. of its remedies against Borrower, against any other maker, surety, guarantor or endorser of the Obligations or against any collateral securing the Obligations.

5. NO OTHER CONDITIONS. The liability of the Guarantor is not conditioned on the signing of this Agreement by any other person and further is not subject to any condition not expressly set forth herein.

6. EVENTS OF DEFAULT. Guarantor shall be in default upon the occurrence of any of the following events, circumstances or conditions (Events of Default):

     A. Failure by any party obligated on the Obligations to make payment when due; or

     B. A default or breach by Borrower or any co-signer, endorser, surety, or guarantor under any of the terms of this Agreement, the Note, any construction loan agreement or other loan agreement any security agreement, mortgage, deed to secure debt, deed of trust trust deed, or any other document or instrument evidencing, guarantying, securing or otherwise relating to the Obligations; or

     C. The making or furnishing of any verbal or written representation, statement or warranty to Bank which is or becomes false or incorrect in any material respect by or on behalf of Guarantor, Borrower, or any one of them, or any co-signer, endorser, surety or guarantor of the Obligations; or

     D. Failure to obtain or maintain the insurance coverages required by Bank, or Insurance as is customary and proper for the Collateral (as herein defined); or

     E. The death, dissolution or insolvency of, the appointment of a receiver by or on behalf of, the assignment for the benefit of creditors by or on behalf of the voluntary or involuntary termination of existence by, or the commencement of any proceeding under any present or future federal or state insolvency, bankruptcy, reorganization, composition or debtor relief law by or against Guarantor, Borrower, or any one of them, or any co-signer, endorser, surety or guarantor of the Obligations; or

     F. A good faith belief by Bank at any time that Bank is insecure with respect to Borrower, Guarantor, or any co-signer, endorser, surety or guarantor, that the prospect of any payment is impaired or that the Collateral (as herein defined) is impaired; or

     G. Failure to pay or provide proof of payment of any tax, assessment, rent, insurance premium, escrow or escrow deficiency on or before its due date; or

     H.   A  material   adverse  change  in  Guarantor's   business,   including
          ownership, management, and financial conditions, which in Bank's opinion, impairs the Collateral or repayment of the Obligations; or

     I.   A transfer of a substantial part of Guarantor's money or property.

7. REMEDIES ON DEFAULT. At the option of Bank, all or any part of the Obligations under this Agreement, together with any other obligations of Guarantor relating to this Loan, shall become immediately due and payable without notice or demand, upon the occurrence of an Event of Default or at any time thereafter. In addition, upon the occurrence of any Event of Default, Bank, at its option, may immediately invoke any or all other remedies provided in this Guaranty, the Note, or any other instrument evidencing the Obligations, and any documents securing or otherwise relating to the Obligations. Bank is entitled to all rights and remedies provided at law or equity whether or not expressly stated in this Agreement By choosing any remedy, Bank does not wave its right to an immediate use of any other remedy if the event of default continues or occurs again.

8. WAIVER AND CONSENT BY GUARANTOR AND OTHER SIGNERS. Regarding the Note and Obligations, to the extent not prohibited by law, Guarantor and any other signers:

     A. consent to the valuation of any collateral in connection with any proceedings under the U.S. Bankruptcy Code concerning Borrower or Guarantor, regardless of any such valuation or actual amounts received by Bank arising from sale of such collateral.

     B. consent to any waiver granted Borrower, and agree that any delay or lack of diligence in the enforcement of the Obligations, or any failure to file a claim or otherwise protect any of the Obligations, in no way affects or impairs Guarantor's liability.

     C. waive reliance on any anti-deficiency statutes, through subrogation or otherwise, and such statutes in no way affect or impair Guarantor's liability. In addition, Guarantor waives any rights of subrogation, contribution or reimbursement and any other right Guarantor may have to enforce any remedy which Bank now has or in the future may have against Borrower or another guarantor or as to any collateral or security interest Back may now or in the future hold for the indebtedness. Any Guarantor who is an "insider", as contemplated by the U.S. Bankruptcy Code, 11 U.S.C. 101, makes these waivers permanently. (An insider includes, among others, a director, officer, partner, or other person in control of Borrower, a person or an entity that is a co-partner with Borrower, an entity in which Borrower is a general partner, director, officer or other person in control or a close relative of any of these other persons.) Any Guarantor who is not an insider makes these waivers until all of Borrower's Obligations to Bank, including Obligations that are not covered by this Guaranty, are fully repaid.

     D. waive notice of dishonor, notice of intent to accelerate and notice of acceleration.

     E. consent to any renewals and extensions for payment on the Note and Obligations, regardless of the number of such renewals or extensions.

     F. consent to Bank's release of any borrower, endorser, guarantor, surety, accommodation maker or any other co-signer.

     G.   consent to the release, substitution or impairment of any collateral.

     H. consent that Borrower or Guarantor Is authorized to modify the terms of the Note or any instrument securing, guarantying or relating to the Note.

     I. consent to Bank's right of set-off as well as any right of set-off of any bank participating in the Loan.

     J. consent to any and all sales, repurchases and participations of the Note to any person in any amounts and waive notice of such sales repurchases or participations of the Note.

9. RELEASE OF COLLATERAL Guarantor agrees that any collateral which secures all or part of the Obligations (Collateral) may be assigned, exchanged, released in whole or in part or substituted without notice to Guarantor and without defeating, discharging or diminishing the liability of the Guarantor. Guarantor's obligation is absolute and Bank's failure to perfect any security interest or any act or omission by Bank which impairs the Collateral shall not relieve Guarantor of Guarantor's liability under this Agreement

10. NO DUTY BY BANK Bank is under no duty to preserve or protect any Collateral until Bank is in actual or constructive possession of the Collateral. For purposes of this paragraph, Bank shall only be deemed to be in "actual" possession of the Collateral when Bank has physical, immediate and exclusive control over the Collateral and has accepted such control in writing. Further, Bank shall only be deemed to be in "constructive" possession of the Collateral when Bank has both the power and the intent to exercise control over the Collateral.

11. BANKRUPTCY. If a bankruptcy petition should at any time be filed by or against the Borrower, the maturity of the Obligations, so far as
     Guarantor's liability is concerned, shall be accelerated and the Obligations shall be immediately payable by Guarantor.

     Guarantor acknowledges and agrees that this Agreement, and the Obligations secured hereby, shall remain in full force and effect at all times, notwithstanding any action or undertakings by, or against, Bank or against any collateral, in connection with any obligation in any proceeding in the U.S. Bankruptcy Courts, including without limitation, valuation of collateral, election of remedies or imposition of secured or unsecured claim status upon claims by Bank, pursuant to the U.S. Bankruptcy Code, as amended.

     In the event that any payment of principal or interest received and paid by any other guarantor, borrower, surety, endorser or co-maker is deemed, by final order of a court of competent jurisdiction, to have been a voidable preference under the bankruptcy or insolvency laws of the United States or otherwise, then Guarantor's obligation shall remain as an obligation to Bank and shall not be considered as having been extinguished.

12. BANKS RIGHT OF SET-OFF. Guarantor agrees that Bank may exercise Bank's right of set-off against any obligation Bank may have, now or hereafter, to pay money, securities or other property to Guarantor in order to pay any or all of the outstanding Obligations. This includes, without limitation:

     A. any deposit account balance, securities account balance or certificate of deposit balance Guarantor has with Bank whether general, special, time, savings or checking;

     B. any money owing to Guarantor on an item presented to Bank or in Bank's possession for collection or exchange; and

     C. any repurchase agreement or any other non-deposit obligation or credit in Guarantor's favor.

     If any such money, securities or other property is also owned by some other person who has not agreed to pay the Obligations (such as another depositor on a joint account) Bank's right of set-off will extend to the amount which could be withdrawn or paid directly to Guarantor on Guarantor's request, endorsement or instruction alone. In addition, where Guarantor may obtain payment from Bank only with the endorsement or consent of someone who has not agreed to pay the Obligations, Bank's right of set-off will extend to Guarantor's interest in the obligation. Bank's right of set-off will not apply to an account or other obligation if it clearly appears that Guarantor's rights in the obligation are solely as a fiduciary for another, or to an account, which by its nature and applicable law (for example an IRA or other tax-deferred retirement account), must be exempt from the claims of creditors. Guarantor hereby appoints Bank as Guarantor's attorney-in-fact and authorizes Bank to redeem or obtain payment on any certificate of deposit in which Guarantor has an interest in order to exercise Bank's right of set-off. Such authorization applies to any certificate of deposit even if not matured. Guarantor further authorizes Bank to withhold any early withdrawal penalty without liability in the event such penalty is applicable as a result of Bank's set-off against a certificate of deposit prior to its maturity.

     Bank's right of set-off may be exercised:

     A.   without prior demand or notice;

     B. without regard to the existence or value of any Collateral securing the Obligations; and

     C. without regard to the number or creditworthiness of any other persons who have agreed to pay the Obligations.

     Bank will not be liable for dishonor of a check or other request for payment where there are insufficient funds In the account (or other obligation) to pay such request because of Bank's exercise of Bank's right of set-off. Guarantor agrees to indemnity and hold Bank harmless from any person 5 claims and the costs and expenses, including without limitation, attorneys' fees, incurred as a result of such claims or arising as the result of Bank's exercise of Bank's right of set-off.

13. WARRANTY AND RELIANCE BY GUARANTOR. Guarantor represents and warrants that this Agreement was entered into at the request of Borrower, and that Guarantor is satisfied regarding Borrower's financial condition and existing indebtedness, authority to borrow and the use and intended use of all loan proceeds. Guarantor further represents and warrants that Guarantor has not relied on any representations or omissions of Bank or any information provided by Bank respecting Borrower, Borrower's financial condition and existing indebtedness, Borrower's authority to borrow or Borrower's use and intended use of all loan proceeds.

14. RELIANCE BY BANK. Guarantor acknowledges that Bank is relying on this Agreement in making the Obligations to Borrower, and Guarantor has signed this Agreement to induce Bank to make the Obligations. Guarantor further acknowledges and agrees that the requirement for Guarantor's signature is necessary for the Obligations to be considered creditworthy and that the signatures of all co-signers, if any, are necessary since Bank would not have otherwise made the Loan.

15. FINANCIAL STATEMENTS. Until the Obligations are paid in full, Guarantor shall furnish Bank upon Bank's request and in the event of no request, at least annually a current financial statement which is certified by Guarantor and Guarantor's accountant to be true, complete and accurate.

16. JOINT AND SEVERAL Guarantor or any one of them, and all other borrowers, endorsers, makers, co-signers, and sureties shall be jointly and severally liable under this Agreement and other related agreements.

17.  GENERAL PROVISIONS.

     A. TIME IS OF THE ESSENCE. Time is of the essence in Guarantor's performance of all duties and obligations imposed by this Agreement

     B. NO WAIVER BY BANK Bank's course of dealing, or Bank's forbearance from, or delay in, the exercise of any of Bank's rights, remedies, privileges or right to insist upon Guarantor's strict performance of any provisions contained in this Agreement, or other loan documents, shall not be construed as a waiver by Bank, unless any such waiver is in writing and is signed by Bank.

     C. AMENDMENT. The provisions contained in this Agreement may not be amended, except through a written amendment which is signed by Guarantor and Bank.

     D. INTEGRATION CLAUSE. This written Agreement and all documents executed concurrently herewith, represent the entire understanding between the parties as to the Obligations and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties.

     E. FURTHER ASSURANCES. Guarantor agrees, upon request of Bank and within the time Bank specifies, to provide any information, and to execute, acknowledge, deliver and record or file such further instruments or documents as may be required by Bank to secure the Note or confirm any lien.

     F. GOVERNING LAW. This Agreement shall be governed by the laws of the State of TEXAS, provided that such laws are not otherwise preempted by federal laws and regulations.

     G. FORUM AND VENUE. In the event of litigation pertaining to this Agreement, the exclusive forum, venue and place of jurisdiction shall be in the State of TEXAS, unless otherwise designated in writing by Bank or otherwise required by law.

     H. SUCCESSORS AND LIABILITY OF GUARANTOR. This Agreement shall inure to the benefit of and bind the heirs, personal representatives, successors, assigns of the parties and subsequent holders of the Obligations; provided however, that Guarantor may not assign, transfer or delegate any of its rights or obligations under this Agreement If any Guarantor dies, the estate of the deceased Guarantor only owes the amount of the Obligations outstanding at the death of this Guarantor. As to all Obligations after such death, this Agreement shall remain in full force and effect as a guaranty by the surviving Guarantor(s), but not as a guaranty by the deceased Guarantor's estate.

     I. NUMBER AND GENDER. Whenever used, the singular shall include the plural, the plural the singular, and the use of any gender shall be applicable to all genders.

     J. DEFINITIONS. The terms used in this Agreement, if not defined herein, shall have their meanings as defined in the other documents executed contemporaneously, or in conjunction, with this Agreement.

     K. PARAGRAPH HEADINGS. The headings at the beginning of any paragraph, or any subparagraph, in this Agreement are for convenience only and shall not be dispositive in interpreting or construing this Agreement.

     L. IF HELD UNENFORCEABLE. If any provision of this Agreement shall be held unenforceable or void, then such provision to the extent not otherwise limited by law shall be severable from the remaining provisions and shall in no way affect the enforceability of the remaining provisions nor the validity of this Agreement This Agreement is valid despite the genuineness, validity or enforceability of any of the loan documents.


          THIS WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE
          PARTIES   AND  MAY  NOT  BE   CONTRADICTED   BY   EVIDENCE  OF  PRIOR,
          CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

          THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

          THE PARTIES' SIGNATURES BELOW INDICATE AGREEMENT WITH THE STATEMENTS CONTAINED WITHIN THIS BOX.


     GUARANTOR:

       /s/ Ziad S. Dalal
       -----------------------------------
       ZIAD S. DALAL
       Individually


     BANK:

       UNITED TEXAS BANK
         a TEXAS banking corporation

                                                               [Corporate Seal*]
         By: /s/ Casey R. Hozer
             ----------------------------------
             CASEY HOZER, SENIOR VICE PRESIDENT

("Corporate seal may be affixed, but failure to affix shall not affect validity or reliance.)

STATE OF TEXAS
                    ss:
COUNTY OF DALLAS

This instrument was acknowledged before me on August 27, 1996 by ZIAD S. DALAL.


My commission expires:                            /s/ Shawna Sue Yeats
10/31/96                                          ------------------------------
                                                           NOTARY PUBLIC

[SEAL]
SHAWNA S. YEATS

MY COMMISSION EXPIRES
October 31, 1996


STATE OF TEXAS
                    ss:
COUNTY OF DALLAS

This instrument was acknowledged before me on August 27, 1996 by CASEY HOZER, SENIOR VICE PRESIDENT, of UNITED TEXAS BANK, a TEXAS banking corporation, on behalf of said banking corporation.


My commission expires:                            /s/ Shawna Sue Yeats
10/31/96                                          ------------------------------
                                                           NOTARY PUBLIC

[SEAL]
SHAWNA S. YEATS

MY COMMISSION EXPIRES
October 31, 1996